UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

June 30, 2012

Semi-Annual Repor t

Western Asset

Corporate Bond

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Corporate Bond Fund

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management. Total return consists of income and capital appreciation.

Fund name change

Prior to August 1, 2012, the Fund was known as Legg Mason Western Asset Corporate Bond Fund.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Corporate Bond Fund for the six-month reporting period ended June 30, 2012. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

Special shareholder notice

Prior to August 1, 2012, the Fund’s investment objective was: “The Fund seeks as high a level of current income as is consistent with prudent investment management and preservation of capital.” Effective August 1, 2012, the Fund’s investment objective was modified. The modified investment objective is: “The Fund seeks to maximize total return, consistent with prudent investment management. Total return consists of income and capital appreciation.” The modified investment objective will not result in a change in the Fund’s current investment strategies or benchmark.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 1, 2012

Western Asset Corporate Bond Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended June 30, 2012, albeit at an uneven pace. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% in the fourth quarter of 2011. Economic growth in the U.S. then decelerated, as the Commerce Department reported that first quarter 2012 GDP growth was 2.0%. The preliminary estimate for GDP growth in the second quarter was 1.5%. Moderating growth was partially due to weaker consumer spending, which rose 1.5% in the second quarter, versus 2.4% during the first three months of the year.

Two factors constraining economic growth were the weak job market and continued troubles in the housing market. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 8.5%. Unemployment then generally declined over the next four months and was 8.1% in April 2012, the lowest rate since January 2009. However, the unemployment rate then moved up to 8.2% in May and was unchanged in June. Within the housing market, sales are still a bit soft, though home prices appear to be firming. According to the National Association of Realtors (“NAR”), existing-home sales fluctuated throughout the period. Existing-home sales fell 5.4% on a seasonally adjusted basis in June 2012 versus the previous month. However, the NAR reported that the median existing-home price for all housing types was $189,400 in June 2012, up 7.9% from June 2011. This marked the fourth consecutive month that home prices rose from a year earlier, the first such occurrence since February through May 2006. In addition, the inventory of unsold homes fell 3.2% in June versus the previous month.

The manufacturing sector, a relative pillar of strength since the end of the Great Recession, weakened during the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in December 2011 it had a reading of 53.9 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Activity in the manufacturing sector fluctuated during the first half of the period and was 54.8 in April, its highest reading since June 2011. The PMI then dipped to 53.5 in May 2012 and fell to 49.7 in June. The latter represented the first contraction in the manufacturing sector since July 2009. In addition, whereas thirteen of the eighteen industries in the PMI grew in May, only seven expanded in June.

IV	Western Asset Corporate Bond Fund

Investment commentary (cont’d)

Market review

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2012?

A. Both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, two- and ten-year Treasury yields were 0.25% and 1.89%, respectively. With the economy initially gathering some momentum, Treasury yields moved higher during the first half of the period. Two-year Treasury yields rose as high as 0.41% on March 20, 2012 and ten-year Treasuries peaked at 2.39% around the same time. Yields then fell in late March, as well as in April, May and early June, given renewed fears over the European sovereign debt crisis. On June 1, 2012, ten-year Treasuries closed at an all-time low of 1.47%. Yields then moved higher as the month progressed due to some positive developments in Europe and hopes for additional Federal Reserve Board (“Fed”)iii actions to stimulate the economy. When the reporting period ended on June 30, 2012, two-year Treasury yields were 0.33% and ten-year Treasury yields were 1.67%.

Q. How did the Fed respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. Looking back, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep the federal funds rateiv at a historically low range between zero and 0.25%, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” In June, the Fed announced that it would extend Operation Twist until the end of 2012 and that it was “prepared to take further action as appropriate to promote a stronger economic recovery and sustained improvement in labor market conditions in a context of price stability.”

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of volatility during the period. Risk appetite was often robust over the first half of the period, due to some better-than-expected economic data and signs of progress in the European sovereign debt crisis. However, fears related to the situation in Europe caused a number of spread sectors to weaken in April. While the spread sectors posted positive absolute returns in April, they generally lagged equal-durationv Treasuries. Several of the riskiest spread sectors then performed poorly in May given a flight to quality that was triggered by escalating fears of contagion from Europe and some disappointing economic data in the U.S. The spread sectors then rallied in June as investor sentiment improved. For the six months ended June 30, 2012, the Barclays U.S. Aggregate Indexvi returned 2.37%.

Q. How did the high-yield market perform over the six months ended June 30, 2012?

A. The U.S. high-yield bond market generated a strong return during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvii, posted positive returns during four of the six months of the period. Risk appetite was often solid as investors were drawn to higher yielding securities. While the high-yield market faltered in March and May given increased risk aversion, they proved to be temporary setbacks. All told, the high-yield market gained 7.23% for the six months ended June 30, 2012.

Western Asset Corporate Bond Fund	V

Performance review

For the six months ended June 30, 2012, Class A shares of Western Asset Corporate Bond Fund, excluding sales charges, returned 7.32%. The Fund’s unmanaged benchmark, the Barclays U.S. Credit Indexviii, returned 4.55% for the same period. The Lipper Corporate Debt Funds BBB-Rated Category Average1 returned 4.80% over the same time frame.

Performance Snapshot as of June 30, 2012 (unaudited)
(excluding sales charges)	6 months
Western Asset Corporate Bond Fund:
Class A	7.32%
Class B2	6.79%
Class C♦	6.90%
Class I	7.41%
Class P	7.23%
Barclays U.S. Credit Index	4.55%
Lipper Corporate Debt Funds BBB-Rated Category Average[1]	4.80%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended June 30, 2012 for Class A, Class B, Class C♦, Class I and Class P shares were 3.59%, 3.05%, 3.13%, 4.09% and 3.56%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus, the gross total annual operating expense ratios for Class A, Class B, Class C♦, Class I and Class P shares were 1.02%, 1.82%, 1.68%, 069% and 1.19%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

July 27, 2012

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 169 funds in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

♦

Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares. Class C1 (formerly Class C) shares will not be available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor prior to August 1, 2012). Class C1 shares will continue to be available for dividend reinvestment and incoming exchanges.

VI	Western Asset Corporate Bond Fund

Investment commentary (cont’d)

RISKS: The Fund is subject to interest rate and credit risks and fluctuations in share price as interest rates rise and fall. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays Corporate U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii	The Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

Western Asset Corporate Bond Fund 2012 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of June 30, 2012 and December 31, 2011 and does not include derivatives such as futures contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

2	Western Asset Corporate Bond Fund 2012 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2012 and held for the six months ended June 30, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	7.32%	$1,000.00	$1,073.20	1.07%	$5.52	Class A	5.00%	$1,000.00	$1,019.54	1.07%	$5.37
Class B	6.79	1,000.00	1,067.90	1.93	9.92	Class B	5.00	1,000.00	1,015.27	1.93	9.67
Class C♦	6.90	1,000.00	1,069.00	1.75	9.00	Class C♦	5.00	1,000.00	1,016.16	1.75	8.77
Class I	7.41	1,000.00	1,074.10	0.72	3.71	Class I	5.00	1,000.00	1,021.28	0.72	3.62
Class P	7.23	1,000.00	1,072.30	1.25	6.44	Class P	5.00	1,000.00	1,018.65	1.25	6.27

[1]	For the six months ended June 30, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C♦ shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

Western Asset Corporate Bond Fund 2012 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — June 30, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
B U.S. Credit	— Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Corp. Bond	— Western Asset Corporate Bond Fund

4	Western Asset Corporate Bond Fund 2012 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — June 30, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

B U.S. Credit	— Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Corp. Bond	— Western Asset Corporate Bond Fund

Western Asset Corporate Bond Fund 2012 Semi-Annual Report	5

Schedule of investments (unaudited)

June 30, 2012

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 92.0%
Consumer Discretionary — 9.1%
Automobiles — 0.6%
Daimler Finance NA LLC, Senior Notes	3.875%	9/15/21	$670,000	$713,728	(a)
Escrow GCB General Motors	—	—	650,000	0	*(b)(c)(d)
Ford Motor Credit Co., LLC, Senior Notes	3.000%	6/12/17	2,620,000	2,608,535
Total Automobiles				3,322,263
Hotels, Restaurants & Leisure — 0.6%
McDonald’s Corp., Senior Notes	2.625%	1/15/22	1,280,000	1,306,039
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	400,000	436,000
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	440,000	507,100
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Senior Secured Notes	5.375%	3/15/22	910,000	916,825	(a)
Total Hotels, Restaurants & Leisure				3,165,964
Household Durables — 0.1%
Newell Rubbermaid Inc., Senior Notes	2.000%	6/15/15	240,000	240,895
Media — 6.6%
Comcast Cable Communications Holdings Inc., Senior Notes	9.455%	11/15/22	1,649,000	2,404,883
Comcast Corp., Bonds	6.400%	5/15/38	10,000	12,232
Comcast Corp., Senior Notes	6.400%	3/1/40	1,030,000	1,289,658
Comcast Corp., Senior Notes	4.650%	7/15/42	1,050,000	1,054,722
News America Inc., Senior Debentures	8.500%	2/23/25	3,850,000	4,848,994
TCI Communications Inc.	8.750%	8/1/15	1,730,000	2,112,261
TCI Communications Inc.	7.125%	2/15/28	180,000	225,550
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,700,000	2,263,268
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	1,870,000	2,446,841
Time Warner Cable Inc., Senior Notes	4.000%	9/1/21	1,000,000	1,052,869
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	2,068,000	2,809,277
Time Warner Inc., Senior Notes	4.900%	6/15/42	550,000	560,256
United Business Media Ltd., Notes	5.750%	11/3/20	2,330,000	2,402,037	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	6.500%	1/15/18	2,470,000	2,698,475
WPP Finance 2010, Senior Notes	4.750%	11/21/21	3,177,000	3,340,088
WPP Finance UK, Senior Notes	8.000%	9/15/14	3,190,000	3,599,449
Total Media				33,120,860
Multiline Retail — 0.2%
Target Corp., Senior Notes	4.000%	7/1/42	1,010,000	999,184
Specialty Retail — 1.0%
Gap Inc., Senior Notes	5.950%	4/12/21	3,000,000	3,114,825

See Notes to Financial Statements.

6	Western Asset Corporate Bond Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Specialty Retail — continued
Lowe’s Cos. Inc., Senior Notes	3.120%	4/15/22	$1,070,000	$1,097,107
QVC Inc., Senior Secured Notes	5.125%	7/2/22	730,000	746,616	(a)
Total Specialty Retail				4,958,548
Total Consumer Discretionary				45,807,714
Consumer Staples — 6.9%
Beverages — 2.4%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	3,250,000	3,878,904
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	2,940,000	3,026,592
Molson Coors Brewing Co., Senior Notes	3.500%	5/1/22	1,240,000	1,275,855
Pernod-Ricard SA, Senior Bonds	5.750%	4/7/21	1,740,000	1,967,749	(a)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	1,990,000	2,045,411	(a)
Total Beverages				12,194,511
Food & Staples Retailing — 1.1%
CVS Caremark Corp., Senior Notes	4.125%	5/15/21	1,620,000	1,776,037
Kroger Co., Senior Notes	3.400%	4/15/22	990,000	991,193
Kroger Co., Senior Notes	8.000%	9/15/29	1,000,000	1,304,493
Safeway Inc., Senior Notes	6.350%	8/15/17	1,050,000	1,178,656
Safeway Inc., Senior Notes	3.950%	8/15/20	410,000	396,290
Total Food & Staples Retailing				5,646,669
Food Products — 1.3%
Kraft Foods Group Inc., Senior Notes	3.500%	6/6/22	860,000	884,345	(a)
Kraft Foods Group Inc., Senior Notes	5.000%	6/4/42	1,950,000	2,072,033	(a)
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	3,160,000	3,745,364
Total Food Products				6,701,742
Tobacco — 2.1%
Altria Group Inc., Senior Notes	9.700%	11/10/18	1,180,000	1,634,913
Altria Group Inc., Senior Notes	9.250%	8/6/19	1,440,000	2,003,357
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	1,570,000	1,951,174
Lorillard Tobacco Co., Senior Notes	8.125%	5/1/40	1,230,000	1,526,120
Lorillard Tobacco Co., Senior Notes	7.000%	8/4/41	690,000	750,862
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	910,000	971,816
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	1,270,000	1,531,963
Total Tobacco				10,370,205
Total Consumer Staples				34,913,127
Energy — 13.4%
Energy Equipment & Services — 0.4%
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	1,170,000	1,373,201

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2012 Semi-Annual Report	7

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Energy Equipment & Services — continued
Ensco PLC, Senior Notes	4.700%	3/15/21	$590,000	$643,806
Total Energy Equipment & Services				2,017,007
Oil, Gas & Consumable Fuels — 13.0%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	1,651,000	2,084,236
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	90,000	102,226
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	1,970,000	2,290,994
Apache Corp., Senior Notes	1.750%	4/15/17	1,390,000	1,419,133
Apache Corp., Senior Notes	5.250%	2/1/42	1,670,000	1,971,014
Apache Corp., Senior Notes	4.750%	4/15/43	170,000	189,624
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	350,000	372,383
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	80,000	84,861
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	2,010,000	2,085,514
Canadian Natural Resources Ltd., Senior Notes	6.250%	3/15/38	820,000	1,008,105
ConocoPhillips, Notes	6.500%	2/1/39	1,120,000	1,556,682
DCP Midstream Partners LP, Senior Notes	4.950%	4/1/22	1,990,000	2,046,351
Devon Energy Corp., Senior Notes	3.250%	5/15/22	1,390,000	1,417,076
Devon Energy Corp., Senior Notes	5.600%	7/15/41	1,020,000	1,187,977
Devon Financing Corp. ULC, Debentures	7.875%	9/30/31	585,000	839,012
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	1,660,000	1,871,444
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	340,000	383,979
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	580,000	744,650
Enterprise Products Operating LLC, Senior Notes	6.500%	1/31/19	1,000,000	1,206,928
Enterprise Products Operating LLC, Senior Notes	5.250%	1/31/20	2,867,000	3,289,355
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	450,000	499,722
Hess Corp., Notes	8.125%	2/15/19	600,000	773,342
Hess Corp., Notes	7.875%	10/1/29	764,000	1,001,781
Kerr-McGee Corp., Notes	6.950%	7/1/24	830,000	1,029,504
Noble Energy Inc., Senior Notes	6.000%	3/1/41	1,660,000	1,902,328
Occidental Petroleum Corp., Senior Notes	4.100%	2/1/21	650,000	730,056
Occidental Petroleum Corp., Senior Notes	2.700%	2/15/23	1,740,000	1,754,887
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	12,069,000	14,422,455
Petrobras International Finance Co., Global Notes	5.875%	3/1/18	2,487,000	2,769,175
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	1,002,000	1,101,076
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	4,310,000	5,077,111
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	1,000,000	1,313,084
Western Gas Partners LP, Senior Notes	4.000%	7/1/22	1,970,000	1,974,029
Williams Cos. Inc., Notes	7.875%	9/1/21	1,474,000	1,864,747
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	161,000	200,397

See Notes to Financial Statements.

8	Western Asset Corporate Bond Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	$977,000	$1,329,392
Williams Partners LP, Senior Notes	5.250%	3/15/20	1,320,000	1,485,471
Total Oil, Gas & Consumable Fuels				65,380,101
Total Energy				67,397,108
Financials — 32.3%
Capital Markets — 4.6%
GFI Group Inc., Senior Notes	8.375%	7/19/18	1,930,000	1,630,850
Goldman Sachs Capital I, Capital Securities	6.345%	2/15/34	4,720,000	4,477,166
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	6/1/43	3,555,000	2,411,250	(e)
Goldman Sachs Group Inc., Senior Notes	3.625%	2/7/16	1,180,000	1,181,115
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	1,120,000	1,215,644
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	1,350,000	1,391,901
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	2,050,000	2,086,160
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	1,460,000	1,527,592
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	7,512,000	0	(b)(c)(d)(f)
Merrill Lynch & Co. Inc., Subordinated Notes	5.700%	5/2/17	5,740,000	5,913,388
UBS AG Stamford CT, Senior Notes	5.875%	12/20/17	1,000,000	1,118,322
Total Capital Markets				22,953,388
Commercial Banks — 10.8%
Abbey National Treasury Services PLC, Senior Notes	4.000%	4/27/16	1,110,000	1,094,673
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	3,195,000	3,280,466	(a)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	1,810,000	1,850,725	(a)
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	1,270,000	1,222,336
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	3,770,000	3,138,525	(a)(e)(g)
Glitnir Banki HF, Subordinated Bonds	7.451%	9/14/16	4,458,000	0	(b)(c)(d)(f)(g)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	4,757,000	0	(b)(c)(d)(f)
HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds	6.071%	6/30/14	1,490,000	983,400	(a)(e)(g)
HSBC Finance Capital Trust IX, Junior Subordinated Notes	5.911%	11/30/35	2,500,000	2,359,375	(e)
ING Bank NV, Notes	3.750%	3/7/17	1,360,000	1,355,059	(a)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	3,930,000	3,539,319	(a)
Intesa Sanpaolo SpA, Senior Notes	6.500%	2/24/21	2,630,000	2,303,233	(a)
Landsbanki Islands HF	7.431%	10/19/17	4,230,000	0	(b)(c)(d)(f)(g)
Lloyds TSB Bank PLC, Senior Notes	4.200%	3/28/17	1,350,000	1,394,023

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2012 Semi-Annual Report	9

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Commercial Banks — continued
Mizuho Corp. Bank Ltd., Senior Notes	2.550%	3/17/17	$4,270,000	$4,337,082	(a)
NB Capital Trust IV, Junior Subordinated Notes	8.250%	4/15/27	2,305,000	2,373,919
Nordea Bank AB, Senior Notes	3.125%	3/20/17	2,180,000	2,191,689	(a)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	2,130,000	2,079,021	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	1,936,000	2,448,169	(a)(e)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	4,115,000	3,333,150	(e)(g)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	1,680,000	1,687,247
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	1,650,000	1,648,418
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	8/13/12	9,613,000	9,216,464	(e)(g)
Wells Fargo & Co., Senior Notes	2.100%	5/8/17	2,030,000	2,036,872
Wells Fargo & Co., Senior Notes	3.500%	3/8/22	680,000	701,128
Total Commercial Banks				54,574,293
Consumer Finance — 2.7%
Ally Financial Inc., Senior Notes	8.300%	2/12/15	880,000	961,400
Ally Financial Inc., Senior Notes	4.625%	6/26/15	500,000	503,444
Ally Financial Inc., Senior Notes	5.500%	2/15/17	470,000	477,880
American Express Co., Subordinated Debentures	6.800%	9/1/66	3,029,000	3,140,316	(e)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	2,740,000	2,971,494
John Deere Capital Corp., Notes	2.250%	4/17/19	2,000,000	2,047,410
SLM Corp., Senior Notes	7.250%	1/25/22	3,200,000	3,400,000
Total Consumer Finance				13,501,944
Diversified Financial Services — 9.8%
AES El Salvador Trust, Senior Notes	6.750%	2/1/16	3,814,000	3,823,535	(a)
Bank of America Corp., Senior Notes	5.875%	2/7/42	4,690,000	5,156,172
Beaver Valley Funding Corp., Senior Secured Bonds	9.000%	6/1/17	358,000	370,679
Boeing Capital Corp., Senior Notes	2.900%	8/15/18	710,000	758,783
Citigroup Inc., Senior Notes	3.953%	6/15/16	2,050,000	2,102,460
Citigroup Inc., Senior Notes	5.375%	8/9/20	1,730,000	1,872,517
Citigroup Inc., Senior Notes	4.500%	1/14/22	1,140,000	1,179,731
Citigroup Inc., Senior Notes	8.125%	7/15/39	3,710,000	4,966,900
Citigroup Inc., Senior Notes	5.875%	1/30/42	210,000	230,194
General Electric Capital Corp., Junior Subordinated Bonds	7.125%	6/15/22	2,800,000	2,969,053	(e)(g)
General Electric Capital Corp., Medium-Term Notes	6.750%	3/15/32	275,000	341,505

See Notes to Financial Statements.

10	Western Asset Corporate Bond Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — continued
General Electric Capital Corp., Notes	5.300%	2/11/21	$2,540,000	$2,855,841
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	3,690,000	4,777,037
General Electric Capital Corp., Senior Notes, Medium-Term Notes	6.150%	8/1/37	50,000	59,274
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	3,295,000	3,439,156	(e)
ILFC E-Capital Trust I	4.280%	12/21/65	820,000	557,059	(a)(e)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	2,103,000	1,545,705	(a)(e)
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	1,116,000	1,143,900
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	2,430,000	2,691,225	(a)
JPMorgan Chase & Co., Subordinated Notes	1.535%	9/1/15	1,035,000	1,020,801	(e)
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	3,050,000	3,398,667
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	290,000	298,193
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	3,808,000	3,827,040	(a)(e)
Total Diversified Financial Services				49,385,427
Insurance — 4.3%
Allstate Corp., Junior Subordinated Debentures	6.500%	5/15/57	1,021,000	1,010,790	(e)
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	794,000	738,420
American International Group Inc., Senior Notes	3.750%	11/30/13	2,700,000	2,734,058	(a)
American International Group Inc., Senior Notes	4.875%	6/1/22	920,000	943,207
AXA SA, Subordinated Bonds	8.600%	12/15/30	1,630,000	1,747,632
Berkshire Hathaway Finance Corp., Senior Notes	4.400%	5/15/42	540,000	556,203
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	850,000	1,006,214
ING Capital Funding Trust III, Junior Subordinated Bonds	4.070%	9/30/12	5,959,000	4,975,217	(e)(g)
Liberty Mutual Group, Junior Subordinated Bonds	7.800%	3/15/37	2,050,000	2,080,750	(a)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	4,792,000	4,721,443
Prudential Financial Inc., Junior Subordinated Debentures	8.875%	6/15/38	1,070,000	1,275,975	(e)
Prudential Financial Inc., Senior Notes	6.200%	11/15/40	120,000	131,397
Total Insurance				21,921,306
Thrifts & Mortgage Finance — 0.1%
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	670,000	648,011
Total Financials				162,984,369
Health Care — 4.2%
Biotechnology — 0.1%
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	710,000	830,782

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2012 Semi-Annual Report	11

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care Equipment & Supplies — 0.7%
Boston Scientific Corp., Senior Notes	6.000%	1/15/20	$500,000	$597,238
Hospira Inc., Senior Notes	6.050%	3/30/17	1,509,000	1,703,883
Medtronic Inc., Senior Notes	3.125%	3/15/22	1,080,000	1,121,237
Total Health Care Equipment & Supplies				3,422,358
Health Care Providers & Services — 2.5%
Humana Inc., Senior Notes	6.300%	8/1/18	3,657,000	4,256,986
InVentiv Health Inc., Senior Notes	10.000%	8/15/18	1,380,000	1,193,700	(a)
Medco Health Solutions Inc., Senior Notes	4.125%	9/15/20	2,090,000	2,219,781
UnitedHealth Group Inc., Senior Notes	6.000%	11/15/17	96,000	117,307
UnitedHealth Group Inc., Senior Notes	4.700%	2/15/21	1,220,000	1,408,860
WellPoint Inc., Senior Notes	4.350%	8/15/20	1,400,000	1,542,027
WellPoint Inc., Senior Notes	3.125%	5/15/22	1,790,000	1,808,159
Total Health Care Providers & Services				12,546,820
Pharmaceuticals — 0.9%
Aristotle Holding Inc., Senior Notes	3.500%	11/15/16	1,800,000	1,897,074	(a)
Aristotle Holding Inc., Senior Notes	4.750%	11/15/21	200,000	221,739	(a)
GlaxoSmithKline Capital PLC, Senior Notes	2.850%	5/8/22	880,000	897,058
Johnson & Johnson, Senior Notes	3.550%	5/15/21	1,200,000	1,348,774
Total Pharmaceuticals				4,364,645
Total Health Care				21,164,605
Industrials — 8.6%
Aerospace & Defense — 0.8%
Exelis Inc., Senior Notes	4.250%	10/1/16	1,920,000	1,970,392	(a)
Exelis Inc., Senior Notes	5.550%	10/1/21	1,900,000	2,042,612	(a)
Total Aerospace & Defense				4,013,004
Air Freight & Logistics — 0.3%
United Parcel Service Inc., Senior Notes	6.200%	1/15/38	950,000	1,310,415
Airlines — 2.4%
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	750,704	818,267
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	526,786	562,344
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	1,767,421	1,992,768
Continental Airlines Inc., Secured Notes	6.250%	10/22/21	620,000	629,300
Continental Airlines Inc., Senior Secured Notes	7.256%	3/15/20	782,103	838,805
Delta Air Lines, Pass-Through Trust, Senior Secured Notes	7.750%	12/17/19	1,272,998	1,444,853
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	441,602	446,592
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	996,000	1,032,105	(a)

See Notes to Financial Statements.

12	Western Asset Corporate Bond Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Airlines — continued
United Air Lines Inc., Senior Secured Notes	12.000%	11/1/13	$1,310,000	$1,372,225	(a)
United Airlines, Pass-Through Trust, Pass-Through Certificates, Secured Notes	9.750%	1/15/17	601,118	683,772
US Airways 2012-1 Pass-Through Trust, Senior Secured Bonds	5.900%	4/1/26	2,450,000	2,508,187
Total Airlines				12,329,218
Commercial Services & Supplies — 1.5%
ADT Corp., Senior Notes	4.875%	7/15/42	1,920,000	1,888,140	(a)
Republic Services Inc., Senior Notes	4.750%	5/15/23	1,620,000	1,799,272
Waste Management Inc., Senior Notes	7.000%	7/15/28	2,500,000	3,197,552
Waste Management Inc., Senior Notes	7.750%	5/15/32	300,000	422,551
Total Commercial Services & Supplies				7,307,515
Electrical Equipment — 0.1%
ABB Finance U.S.A. Inc., Senior Notes	2.875%	5/8/22	720,000	729,876
Industrial Conglomerates — 0.4%
United Technologies Corp., Senior Notes	4.500%	6/1/42	2,050,000	2,261,333
Machinery — 0.9%
Valmont Industries Inc., Senior Notes	6.625%	4/20/20	3,750,000	4,407,244
Road & Rail — 1.9%
Burlington Northern Santa Fe LLC, Senior Notes	4.400%	3/15/42	5,310,000	5,369,132
CSX Corp., Senior Notes	4.750%	5/30/42	1,260,000	1,304,328
Norfolk Southern Corp., Senior Notes	5.750%	4/1/18	1,950,000	2,315,908
Norfolk Southern Corp., Senior Notes	7.875%	5/15/43	348,000	545,965
Total Road & Rail				9,535,333
Trading Companies & Distributors — 0.3%
Doric Nimrod Air Finance Alpha Ltd. 2012-1 Pass Through Trust, Senior Secured Notes	5.125%	11/30/24	1,360,000	1,360,000	(a)(c)
Total Industrials				43,253,938
Information Technology — 0.4%
Semiconductors & Semiconductor Equipment — 0.4%
KLA-Tencor Corp., Senior Notes	6.900%	5/1/18	1,880,000	2,248,267
Materials — 6.5%
Chemicals — 0.4%
Ecolab Inc., Senior Notes	5.500%	12/8/41	590,000	710,683
Potash Corp. of Saskatchewan Inc., Senior Notes	6.500%	5/15/19	980,000	1,232,394
Total Chemicals				1,943,077
Containers & Packaging — 0.7%
Rock-Tenn Co., Senior Notes	4.450%	3/1/19	1,800,000	1,851,597	(a)

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2012 Semi-Annual Report	13

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Containers & Packaging — continued
Rock-Tenn Co., Senior Notes	4.900%	3/1/22	$1,790,000	$1,847,581	(a)
Total Containers & Packaging				3,699,178
Metals & Mining — 5.4%
Anglo American Capital PLC, Senior Notes	9.375%	4/8/19	510,000	676,757	(a)
ArcelorMittal, Senior Notes	3.750%	2/25/15	1,360,000	1,379,470
ArcelorMittal, Senior Notes	3.750%	8/5/15	2,380,000	2,394,920
ArcelorMittal, Senior Notes	3.750%	3/1/16	700,000	695,775
Barrick Gold Corp., Senior Notes	3.850%	4/1/22	1,030,000	1,068,548
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	1,720,000	1,857,297
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	1,550,000	1,620,835
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	1,530,000	1,505,323
Freeport-McMoRan Copper & Gold Inc., Senior Notes	2.150%	3/1/17	1,130,000	1,115,346
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	1,540,000	1,518,241
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	1,100,000	1,172,378
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	720,000	793,002
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	3/22/22	1,540,000	1,626,380
Southern Copper Corp., Senior Notes	5.375%	4/16/20	730,000	812,498
Teck Resources Ltd., Senior Notes	4.750%	1/15/22	950,000	1,022,749
Vale Overseas Ltd., Notes	6.875%	11/21/36	3,597,000	4,190,340
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	640,000	664,832	(a)
Xstrata Canada Financial Corp., Senior Notes	3.600%	1/15/17	2,560,000	2,639,229	(a)
Xstrata Finance Canada Ltd., Senior Notes	6.900%	11/15/37	610,000	678,270	(a)
Total Metals & Mining				27,432,190
Total Materials				33,074,445
Telecommunication Services — 5.1%
Diversified Telecommunication Services — 3.9%
AT&T Corp., Senior Notes	8.000%	11/15/31	57,000	84,696
AT&T Inc., Global Notes	5.500%	2/1/18	1,040,000	1,237,299
AT&T Inc., Senior Notes	4.450%	5/15/21	1,000,000	1,134,116
AT&T Inc., Senior Notes	5.350%	9/1/40	3,567,000	4,109,512
AT&T Inc., Senior Notes	5.550%	8/15/41	1,530,000	1,830,826
British Telecommunications PLC, Bonds	9.875%	12/15/30	1,575,000	2,374,850
CenturyLink Inc., Senior Notes	6.150%	9/15/19	1,920,000	1,983,360
Centurylink Inc., Senior Notes	7.650%	3/15/42	1,320,000	1,284,815
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	430,000	376,949
Verizon Global Funding Corp., Senior Notes	5.850%	9/15/35	4,388,000	5,437,684
Total Diversified Telecommunication Services				19,854,107

See Notes to Financial Statements.

14	Western Asset Corporate Bond Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Wireless Telecommunication Services — 1.2%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	$1,010,000	$1,192,488
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	2,460,000	3,052,419
Telefonica Europe BV	8.250%	9/15/30	1,700,000	1,648,140
Total Wireless Telecommunication Services				5,893,047
Total Telecommunication Services				25,747,154
Utilities — 5.5%
Electric Utilities — 4.0%
Cleveland Electric Illuminating Co., Senior Secured Notes	7.880%	11/1/17	850,000	1,064,664
Commonwealth Edison Co., First Mortgage Bonds	5.800%	3/15/18	1,420,000	1,717,856
Commonwealth Edison Co., First Mortgage Bonds	6.450%	1/15/38	840,000	1,145,332
Duke Energy Carolinas LLC, Secured Bonds	7.000%	11/15/18	1,420,000	1,842,458
Duke Energy Carolinas LLC, Senior Notes	6.100%	6/1/37	1,260,000	1,655,152
FirstEnergy Corp., Notes	7.375%	11/15/31	1,518,000	1,910,874
IPALCO Enterprises Inc., Senior Secured Notes	5.000%	5/1/18	1,820,000	1,851,850
MidAmerican Energy Holdings Co., Senior Notes	5.750%	4/1/18	280,000	332,541
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	1,208,000	1,527,311
Pacific Gas & Electric Co., Senior Notes	3.250%	9/15/21	1,530,000	1,606,350
Pacific Gas & Electric Co., Senior Notes	4.500%	12/15/41	2,010,000	2,135,277
Progress Energy Inc., Senior Notes	3.150%	4/1/22	1,050,000	1,061,840
Southern California Edison Co., Senior Secured Bonds	3.900%	12/1/41	1,290,000	1,300,804
Virginia Electric and Power Co., Senior Notes	8.875%	11/15/38	720,000	1,206,268
Total Electric Utilities				20,358,577
Gas Utilities — 0.3%
Southern Natural Gas Co., Senior Notes	5.900%	4/1/17	1,165,000	1,339,519	(a)
Independent Power Producers & Energy Traders — 0.6%
Exelon Generation Co., LLC, Senior Notes	4.250%	6/15/22	2,940,000	2,955,370	(a)
Multi-Utilities — 0.6%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	1,610,000	2,191,524
San Diego Gas & Electric Co., Senior Secured Bonds	3.950%	11/15/41	850,000	898,526
Total Multi-Utilities				3,090,050
Total Utilities				27,743,516
Total Corporate Bonds & Notes (Cost — $457,809,578)				464,334,243
Asset-backed Securities — 0.3%
SLM Student Loan Trust, 2011-A A3 (Cost — $1,410,000)	2.742%	1/15/43	1,410,000	1,386,195	(a)(e)
Collateralized Mortgage Obligations — 0.6%
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.154%	9/25/37	1,564,809	1,485,559	(e)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.152%	9/25/37	1,500,770	1,509,491	(e)
Total Collateralized Mortgage Obligations (Cost — $3,039,975)				2,995,050

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2012 Semi-Annual Report	15

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Senior Loans — 1.1%
Energy — 0.2%
Chesapeake Energy Corp., Term Loan	8.500%	12/1/17	$930,000	$923,025	(h)
Telecommunication Services — 0.9%
Vodafone Americas Finance 2 Inc., PIK Term Loan	6.875%	8/11/15	3,632,690	3,687,180	(h)
Vodafone Americas Finance 2 Inc., Term Loan B	6.250%	7/11/16	1,134,375	1,151,391	(h)
Total Telecommunication Services				4,838,571
Total Collateralized Senior Loans (Cost — $5,655,293)				5,761,596
Mortgage-Backed Securities — 0.0%
FHLMC — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC) (Cost — $23,241)	2.287%	9/1/24	23,277	24,447	(e)
Municipal Bonds — 1.4%
California — 0.3%
California State, GO, Build America Bonds	7.300%	10/1/39	1,080,000	1,341,824
Georgia — 0.6%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	1,380,000	1,602,456
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	1,030,000	1,181,575
Total Georgia				2,784,031
Illinois — 0.5%
Illinois State, GO	5.665%	3/1/18	160,000	177,687
Illinois State, GO	5.877%	3/1/19	1,330,000	1,476,167
Illinois State, GO	5.100%	6/1/33	1,150,000	1,088,130
Total Illinois				2,741,984
Total Municipal Bonds (Cost — $5,886,051)				6,867,839

			Shares
Common Stocks — 0.0%
Consumer Discretionary — 0.0%
Automobiles — 0.0%
Motors Liquidation Co. GUC Trust(Cost — $0)			2	24	*
Preferred Stocks — 3.2%
Financials — 3.2%
Commercial Banks — 0.7%
PNC Financial Services Group Inc.	6.125%		37,875	998,006	*
U.S. Bancorp	6.000%		87,575	2,397,804
Total Commercial Banks				3,395,810

See Notes to Financial Statements.

16	Western Asset Corporate Bond Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset Corporate Bond Fund

Security	Rate		Shares	Value
Consumer Finance — 1.1%
GMAC Capital Trust I	8.125%		244,675	$5,884,434	(e)
Diversified Financial Services — 1.1%
Citigroup Capital XIII	7.875%		202,525	5,526,907	(e)
Thrifts & Mortgage Finance — 0.3%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		676,770	1,468,591	*(e)
Total Preferred Stocks (Cost — $23,033,598)				16,275,742
Total Investments before Short-Term Investments (Cost — $496,857,736)				497,645,136

		Maturity Date	Face Amount
Short-Term Investments — 0.2%
Repurchase Agreements — 0.2%
State Street Bank & Trust Co., repurchase agreement dated 6/29/12; Proceeds at maturity — $676,001; (Fully collateralized by U.S. Treasury Bonds, 3.125% due 2/15/42; Market value — $694,518) (Cost — $676,000)	0.010%	7/2/12	$676,000	676,000
Total Investments — 98.8% (Cost — $497,533,736#)				498,321,136
Other Assets in Excess of Liabilities — 1.2%				6,270,936
Total Net Assets — 100.0%				$504,592,072

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Value is less than $1.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Illiquid security.

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(f)	The coupon payment on these securities is currently in default as of June 30, 2012.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
GO	— General Obligation

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2012 Semi-Annual Report	17

Statement of assets and liabilities (unaudited)

June 30, 2012

Assets:
Investments, at value (Cost — $497,533,736)	$498,321,136
Cash	714
Receivable for securities sold	7,103,951
Interest and dividends receivable	6,652,999
Deposits with brokers for open futures contracts	849,996
Receivable for Fund shares sold	333,932
Receivable from broker — variation margin on open futures contracts	329,403
Principal paydown receivable	792
Prepaid expenses	48,529
Other assets	1,226
Total Assets	513,642,678

Liabilities:
Payable for securities purchased	7,373,293
Payable for Fund shares repurchased	777,854
Investment management fee payable	226,276
Service and/or distribution fees payable	150,729
Distributions payable	45,456
Trustees’ fees payable	2,155
Accrued expenses	474,843
Total Liabilities	9,050,606
Total Net Assets	$504,592,072

Net Assets:
Par value (Note 7)	$430
Paid-in capital in excess of par value	610,069,924
Overdistributed net investment income	(975,067)
Accumulated net realized loss on investments, futures contracts, written options and swap contracts	(105,055,651)
Net unrealized appreciation on investments and futures contracts	552,436
Total Net Assets	$504,592,072

See Notes to Financial Statements.

18	Western Asset Corporate Bond Fund 2012 Semi-Annual Report

Statement of assets and liabilities (unaudited) (cont’d)

June 30, 2012

Shares Outstanding:
Class A	25,147,647
Class B	2,028,019
Class C♦	3,689,382
Class I	1,539,025
Class P	10,550,026

Net Asset Value:
Class A (and redemption price)	$11.76
Class B*	$11.72
Class C*♦	$11.69
Class I (and redemption price)	$11.76
Class P (and redemption price)	$11.75
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$12.28

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 Shares.

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2012 Semi-Annual Report	19

Statement of operations (unaudited)

For the Six Months Ended June 30, 2012

Investment Income:
Interest	$12,874,419
Dividends	461,147
Total Investment Income	13,335,566

Expenses:
Investment management fee (Note 2)	1,390,537
Service and/or distribution fees (Notes 2 and 5)	940,489
Transfer agent fees (Note 5)	557,335
Registration fees	39,417
Legal fees	34,329
Shareholder reports	25,619
Audit and tax	25,311
Fund accounting fees	25,207
Insurance	5,851
Trustees’ fees	4,563
Custody fees	3,436
Miscellaneous expenses	3,698
Total Expenses	3,055,792
Net Investment Income	10,279,774

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	3,569,974
Futures contracts	(2,058,746)
Written options	4,121
Swap contracts	153,221
Net Realized Gain	1,668,570
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	23,107,544
Futures contracts	446,462
Swap contracts	(76,411)
Change in Net Unrealized Appreciation (Depreciation)	23,477,595
Net Gain on Investments, Futures Contracts, Written Options and Swap Contracts	25,146,165
Increase in Net Assets From Operations	$35,425,939

See Notes to Financial Statements.

20	Western Asset Corporate Bond Fund 2012 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended June 30, 2012 (unaudited) and the Year Ended December 31, 2011	2012	2011

Operations:
Net investment income	$10,279,774	$24,336,493
Net realized gain (loss)	1,668,570	(5,109,543)
Change in net unrealized appreciation (depreciation)	23,477,595	8,193,745
Increase in Net Assets From Operations	35,425,939	27,420,695

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(10,849,686)	(24,692,124)
Decrease in Net Assets From Distributions to Shareholders	(10,849,686)	(24,692,124)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	34,537,132	64,481,524
Reinvestment of distributions	10,553,527	24,018,046
Cost of shares repurchased	(69,483,588)	(165,459,224)
Decrease in Net Assets From Fund Share Transactions	(24,392,929)	(76,959,654)
Increase (Decrease) in Net Assets	183,324	(74,231,083)

Net Assets:
Beginning of period	504,408,748	578,639,831
End of period*	$504,592,072	$504,408,748
* Includes overdistributed net investment income of:	$(975,067)	$(405,155)

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2012 Semi-Annual Report	21

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2012[2]	2011	2010	2009	2008	2007

Net asset value, beginning of period	$11.20	$11.16	$10.56	$8.43	$11.74	$12.16

Income (loss) from operations:
Net investment income	0.24	0.53	0.58	0.59	0.67	0.58
Net realized and unrealized gain (loss)	0.58	0.04	0.61	2.15	(3.29)	(0.38)
Proceeds from settlement of a regulatory matter	—	—	0.01	—	—	—
Total income (loss) from operations	0.82	0.57	1.20	2.74	(2.62)	0.20

Less distributions from:
Net investment income	(0.26)	(0.53)	(0.60)	(0.61)	(0.69)	(0.62)
Total distributions	(0.26)	(0.53)	(0.60)	(0.61)	(0.69)	(0.62)

Net asset value, end of period	$11.76	$11.20	$11.16	$10.56	$8.43	$11.74
Total return[3]	7.32%	5.19%	11.53%[4]	33.80%	(23.11)%	1.63%

Net assets, end of period (millions)	$296	$287	$308	$313	$255	$399

Ratios to average net assets:
Gross expenses	1.07%[5]	1.07%	1.05%	1.11%	1.17%	1.10%
Net expenses[6]	1.07 [5]	1.07	1.05	1.11	1.17	1.10
Net investment income	4.21 [5]	4.66	5.26	6.36	6.43	4.87

Portfolio turnover rate	88%	98%[7]	60%	50%	25%	53%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2012 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 11.43%. Class A received $259,239 related to this distribution.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 100% for the year ended December 31, 2011.

See Notes to Financial Statements.

22	Western Asset Corporate Bond Fund 2012 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class B Shares[1]	2012[2]	2011	2010	2009	2008	2007

Net asset value, beginning of period	$11.17	$11.13	$10.53	$8.41	$11.71	$12.13

Income (loss) from operations:
Net investment income	0.19	0.43	0.50	0.52	0.60	0.50
Net realized and unrealized gain (loss)	0.57	0.05	0.62	2.14	(3.28)	(0.39)
Proceeds from settlement of a regulatory matter	—	—	0.04	—	—	—
Total income (loss) from operations	0.76	0.48	1.16	2.66	(2.68)	0.11

Less distributions from:
Net investment income	(0.21)	(0.44)	(0.56)	(0.54)	(0.62)	(0.53)
Total distributions	(0.21)	(0.44)	(0.56)	(0.54)	(0.62)	(0.53)

Net asset value, end of period	$11.72	$11.17	$11.13	$10.53	$8.41	$11.71
Total return[3]	6.79%	4.37%	11.18%[4]	32.76%	(23.60)%	0.91%

Net assets, end of period (millions)	$24	$27	$42	$55	$56	$97

Ratios to average net assets:
Gross expenses	1.93%[5]	1.87%	1.79%	1.85%	1.84%	1.80%
Net expenses[6]	1.93 [5]	1.87	1.79	1.85	1.84	1.80
Net investment income	3.35 [5]	3.85	4.54	5.66	5.76	4.16

Portfolio turnover rate	88%	98%[7]	60%	50%	25%	53%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2012 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 10.78%. Class B received $208,492 related to this distribution.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 100% for the year ended December 31, 2011.

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2012 Semi-Annual Report	23

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C♦ Shares[1]	2012[2]	2011	2010	2009	2008	2007

Net asset value, beginning of period	$11.14	$11.10	$10.50	$8.38	$11.67	$12.09

Income (loss) from operations:
Net investment income	0.20	0.45	0.50	0.52	0.59	0.50
Net realized and unrealized gain (loss)	0.56	0.05	0.61	2.15	(3.27)	(0.39)
Proceeds from settlement of a regulatory matter	—	—	0.01	—	—	—
Total income (loss) from operations	0.76	0.50	1.12	2.67	(2.68)	0.11

Less distributions from:
Net investment income	(0.21)	(0.46)	(0.52)	(0.55)	(0.61)	(0.53)
Total distributions	(0.21)	(0.46)	(0.52)	(0.55)	(0.61)	(0.53)

Net asset value, end of period	$11.69	$11.14	$11.10	$10.50	$8.38	$11.67
Total return[3]	6.90%	4.51%	10.80%[4]	32.93%	(23.67)%	0.91%

Net assets, end of period (millions)	$43	$47	$56	$59	$45	$68

Ratios to average net assets:
Gross expenses	1.75%[5]	1.73%	1.76%	1.79%	1.89%	1.80%
Net expenses[6]	1.75 [5]	1.73	1.76	1.79	1.89	1.80
Net investment income	3.53 [5]	4.00	4.55	5.66	5.73	4.18

Portfolio turnover rate	88%	98%[7]	60%	50%	25%	53%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2012 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 10.70%. Class C received $57,213 related to this distribution.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 100% for the year ended December 31, 2011.

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 Shares.

See Notes to Financial Statements.

24	Western Asset Corporate Bond Fund 2012 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2012[2]	2011	2010	2009	2008	2007

Net asset value, beginning of period	$11.21	$11.16	$10.56	$8.42	$11.72	$12.16

Income (loss) from operations:
Net investment income	0.26	0.56	0.62	0.62	0.68	0.63
Net realized and unrealized gain (loss)	0.57	0.06	0.60	2.18	(3.24)	(0.41)
Total income (loss) from operations	0.83	0.62	1.22	2.80	(2.56)	0.22

Less distributions from:
Net investment income	(0.28)	(0.57)	(0.62)	(0.66)	(0.74)	(0.66)
Total Distributions	(0.28)	(0.57)	(0.62)	(0.66)	(0.74)	(0.66)

Net asset value, end of period	$11.76	$11.21	$11.16	$10.56	$8.42	$11.72
Total return[3]	7.41%	5.62%	11.82%	34.59%	(22.72)%	1.80%

Net assets, end of period (millions)	$18	$14	$13	$12	$2	$0 [4]

Ratios to average net assets:
Gross expenses	0.72%[5]	0.74%	0.72%	0.64%	0.75%	0.66%
Net expenses[6]	0.72 [5]	0.74	0.70 [7,8]	0.63 [7,8]	0.75	0.66
Net investment income	4.56 [5]	5.00	5.61	6.33	6.80	5.13

Portfolio turnover rate	88%	98%[9]	60%	50%	25%	53%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2012 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Amount represents less than $0.5 million.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

Effective at the close of business on July 10, 2009, management contractually agreed to waive fees and/or reimburse expenses (other than brokerage, taxes, interest and extraordinary expenses) to limit total net operating expenses to 0.65% for Class I shares until April 30, 2010.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 100% for the year ended December 31, 2011.

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2012 Semi-Annual Report	25

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class P Shares[1]	2012[2]	2011	2010	2009[3]

Net asset value, beginning of period	$11.19	$11.15	$10.55	$9.39

Income (loss) from operations:
Net investment income	0.23	0.51	0.56	0.28
Net realized and unrealized gain	0.57	0.04	0.61	1.17
Total income from operations	0.80	0.55	1.17	1.45

Less distributions from:
Net investment income	(0.24)	(0.51)	(0.57)	(0.29)
Total distributions	(0.24)	(0.51)	(0.57)	(0.29)

Net asset value, end of period	$11.75	$11.19	$11.15	$10.55
Total return[4]	7.23%	5.01%	11.30%	15.57%

Net assets, end of period (millions)	$124	$129	$160	$185

Ratios to average net assets:
Gross expenses	1.25%[5]	1.24%	1.20%	1.18%[5]
Net expenses[6]	1.25 [5]	1.24	1.18 [7,8]	1.13 [5,7,8]
Net investment income	4.03 [5]	4.49	5.14	5.65 [5]

Portfolio turnover rate	88%	98%[9]	60%	50%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2012 (unaudited).

[3]	For the period July 7, 2009 (inception date) to December 31, 2009.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Management contractually agreed to waive fees and/or reimburse expenses (other than brokerage, taxes, interest and extraordinary expenses) to limit total net operating expenses to 1.15% for Class P shares until April 30, 2010.

[9]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 100% for the year ended December 31, 2011.

See Notes to Financial Statements.

26	Western Asset Corporate Bond Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Corporate Bond Fund (formerly known as Legg Mason Western Asset Corporate Bond Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair

Western Asset Corporate Bond Fund 2012 Semi-Annual Report	27

value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

28	Western Asset Corporate Bond Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes	—	$464,334,243	$0	*	$464,334,243
Asset-backed securities	—	1,386,195	—		1,386,195
Collateralized mortgage obligations	—	2,995,050	—		2,995,050
Collateralized senior loans	—	5,761,596	—		5,761,596
Mortgage-backed securities	—	24,447	—		24,447
Municipal bonds	—	6,867,839	—		6,867,839
Common stocks	$24	—	—		24
Preferred stocks	16,275,742	—	—		16,275,742
Total long-term investments	$16,275,766	$481,369,370	$0	*	$497,645,136
Short-term investments†	—	676,000	—		676,000
Total investments	$16,275,766	$482,045,370	$0	*	$498,321,136
Other financial instruments:
Futures contracts	104,595	—	—		104,595
Total	$16,380,361	$482,045,370	$0	*	$498,425,731

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$339,559	—	—	$339,559

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

Western Asset Corporate Bond Fund 2012 Semi-Annual Report	29

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes
Balance as of December 31, 2011	$0	*
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of June 30, 2012	$0	*
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2012	—

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net

30	Western Asset Corporate Bond Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in

Western Asset Corporate Bond Fund 2012 Semi-Annual Report	31

the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of June 30, 2012, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended June 30, 2012, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the

32	Western Asset Corporate Bond Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s

Western Asset Corporate Bond Fund 2012 Semi-Annual Report	33

investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of June 30, 2012, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

34	Western Asset Corporate Bond Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(k) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2012 no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Western Asset Corporate Bond Fund 2012 Semi-Annual Report	35

Prior to August 1, 2012, under the investment management agreement, the Fund paid an investment management fee, calculated daily and paid monthly, at an annual rate 0.55% of the Fund’s average daily net assets.

Effective August 1, 2012, the Fund will pay an investment management fee calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares (to be reclassified as Class C1 shares as of August 1, 2012) have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares. Class C1 (formerly Class C) shares will not be available for purchase by new or existing investors (except for certain retirement plan programs authorized by LMIS prior to August 1, 2012). Class C1 shares will continue to be available for dividend reinvestment and incoming exchanges.

For the six months ended June 30, 2012, LMIS and its affiliates received sales charges of approximately $13,000 on sales of the Fund’s Class A shares. In addition, for the six months ended June 30, 2012, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C♦
CDSCs	$1,000	$15,000	$0	*

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

*	Amount represents less than $1,000.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

36	Western Asset Corporate Bond Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

3. Investments

During the six months ended June 30, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$293,124,664	$148,124,091
Sales	315,617,986	150,875,249

At June 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$34,896,590
Gross unrealized depreciation	(34,109,190)
Net unrealized appreciation	$787,400

During the six months ended June 30, 2012, written option transactions for the Portfolio were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2011	—	—
Options written	15	$4,639
Options closed	(15)	(4,639)
Options exercised	—	—
Options expired	—	—
Written options, outstanding as of June 30, 2012	—	—

At June 30, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 2-Year Notes	109	9/12	$24,012,917	$24,000,438	$(12,479)
U.S. Treasury Ultra Long-Term Bonds	25	9/12	4,101,573	4,171,094	69,521
					57,042
Contracts to Sell:
U.S. Treasury 5-Year Notes	10	9/12	$1,239,249	$1,239,688	$(439)
U.S. Treasury 10-Year Notes	505	9/12	67,027,734	67,354,375	(326,641)
U.S. Treasury 30-Year Bonds	35	9/12	5,213,980	5,178,906	35,074
					(292,006)
Net unrealized loss on open futures contracts					$(234,964)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Western Asset Corporate Bond Fund 2012 Semi-Annual Report	37

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2012.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$104,595

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$339,559

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Written options	$4,121	—	$4,121
Futures contracts	(2,058,746)	—	(2,058,746)
Swap contracts	—	$153,221	153,221
Total	$(2,054,625)	$153,221	$(1,901,404)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Futures contracts	$446,462	—	$446,462
Swap contracts	—	$(76,411)	(76,411)
Total	$446,462	$(76,411)	$370,051

During the six months ended June 30, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$30,201,121
Futures contracts (to sell)	95,386,026

Average Notional Balance
Credit default swap contracts (to sell protection)†	$692,857

†	At June 30, 2012, there were no open positions held in this derivative.

38	Western Asset Corporate Bond Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

5. Class specific expenses, fee waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B, Class C (to be reclassified as Class C1 shares as of August 1, 2012) and Class P shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, Class C (to be reclassified as Class C1 shares as of August 1, 2012) and Class P shares calculated at the annual rate of 0.50%, 0.45% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the six months ended June 30, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$364,723	$292,064
Class B	96,141	71,774
Class C♦	162,314	99,961
Class I	—	7,613
Class P	317,311	85,923
Total	$940,489	$557,335

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

6. Distributions to shareholders by class

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Net Investment Income:
Class A	$6,468,061	$14,044,598
Class B	457,629	1,327,333
Class C♦	869,459	2,085,319
Class I	357,356	637,345
Class P	2,697,181	6,597,529
Total	$10,849,686	$24,692,124

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

7. Shares of beneficial interest

At June 30, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,931,390	$22,386,040	3,468,843	$39,205,774
Shares issued on reinvestment	545,376	6,352,460	1,220,062	13,777,556
Shares repurchased	(2,934,113)	(34,045,576)	(6,696,138)	(75,559,134)
Net decrease	(457,347)	$(5,307,076)	(2,007,233)	$(22,575,804)

Western Asset Corporate Bond Fund 2012 Semi-Annual Report	39

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Class B
Shares sold	33,749	$387,593	137,210	$1,546,265
Shares issued on reinvestment	38,164	443,015	114,576	1,290,263
Shares repurchased	(458,659)	(5,300,253)	(1,641,638)	(18,506,475)
Net decrease	(386,746)	$(4,469,645)	(1,389,852)	$(15,669,947)

Class C♦
Shares sold	346,466	$3,989,255	950,884	$10,661,337
Shares issued on reinvestment	72,579	840,334	178,943	2,008,856
Shares repurchased	(987,779)	(11,405,934)	(1,903,798)	(21,354,774)
Net decrease	(568,734)	$(6,576,345)	(773,971)	$(8,684,581)

Class I
Shares sold	415,923	$4,842,735	530,000	$5,973,233
Shares issued on reinvestment	22,836	266,155	39,396	444,259
Shares repurchased	(155,367)	(1,801,509)	(456,906)	(5,159,665)
Net increase	283,392	$3,307,381	112,490	$1,257,827

Class P
Shares sold	253,685	$2,931,509	629,753	$7,094,915
Shares issued on reinvestment	227,853	2,651,563	575,743	6,497,112
Shares repurchased	(1,461,915)	(16,930,316)	(3,978,646)	(44,879,176)
Net decrease	(980,377)	$(11,347,244)	(2,773,150)	$(31,287,149)

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

8. Capital loss carryforward

As of December 31, 2011, the Fund had a net capital loss carryforward of approximately $103,429,443, of $5,839,466 does not expire, $13,944,002 expires in 2014, $7,587,080 expires in 2015, $37,676,648 expires in 2016, and $38,382,247 expires in 2017. These amounts will be available to offset any future taxable capital gains.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the fund’s other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

9. Legal matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the persons who

40	Western Asset Corporate Bond Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

were then the independent trustees of the Subject Trust. The Subject Trust was also named in the complaint as a nominal defendant.

The complaint raised derivative claims on behalf of the Subject Trust and putative class claims against the then independent trustees in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleged that the independent trustees had breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or to seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of a putative class of shareholders, the plaintiff alleged that the echo voting provisions applicable to the proxy solicitation process violated the 1940 Act and constituted a breach of fiduciary duty. The relief sought included rescission of the advisory agreement and an award of costs and attorney fees.

In advance of filing the complaint, Plaintiff’s lawyers had made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate those matters raised in the demand, and the expanded set of matters subsequently raised in the complaint. The demand review committee recommended that the action demanded by Plaintiff would not be in the best interests of the Subject Trust. The independent trustees of the Subject Trust considered the committee’s report, adopted the recommendation of the committee, and directed counsel to move to dismiss the complaint.

The Federal district court dismissed the complaint in its entirety in July 2007. In May 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal as to the class claims, and remanded the remaining claim relating to the demand review committee that had examined the derivative claim to the district court with instructions to convert the motion to dismiss into a motion for summary judgment. In July 2012, the district court granted summary judgment in favor of the defendants. In August 2012, Plaintiff filed an appeal, and the matter is now before the U.S. Court of Appeals for the Second Circuit.

10. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

Western Asset

Corporate Bond Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken Chairman

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

PNC Global Investment Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Corporate Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Corporate Bond Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Corporate Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02352 8/12 SR12-1726

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	August 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	August 24, 2012

By:	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer of
Legg Mason Partners Income Trust

Date:	August 24, 2012